NEWS RELEASE

FOR IMMEDIATE RELEASE: April 26, 2010	FOR MORE INFORMATION, CONTACT: David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces First Quarter 2010 Results

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) today reported net income for the quarter ended March 31, 2010, of $5.28 million, or $0.30 per diluted common share.

Commenting on first quarter results, Chief Executive John M. Mendez stated, “We are happy to return to what we consider more normalized earnings.  We are also very pleased to report favorable trends in our net interest income and margin, strong earnings per share, and that asset quality measures remain very good compared to the industry.”

First Quarter 2010 Highlights –

•	Asset quality metrics continue to compare favorably to peers with a ratio of non-performing assets to total assets at March 31, 2010, of 97 basis points
•	Net interest margin increased to 4.02%, up 10 basis points from the quarter ended December 31, 2009
•	Net interest income increased $2.19 million, or 13.30%, from the first quarter of 2009
•	Tangible book value per common share increased to $9.67, up $0.51 from the quarter ended December 31, 2009
•
First Community Bancshares, Inc. remains “well-capitalized” with a total risk-based capital ratio of 14.1%, Tier 1 risk-based capital ratio of 12.9%, and a Tier 1 leverage ratio of 9.0% at March 31, 2010

Net Interest Income

Tax-equivalent net interest margin for the first quarter of 2010 was 4.02%.  Net interest income was $18.62 million, an increase of $2.19 million, or 13.30%, from the first quarter of 2009.  Interest income was $26.61 million, a slight decrease of $251 thousand, or 0.93%, from the first quarter of 2009.  The yield on loans dropped to 6.22% from 6.28%, while average loans increased $103.49 million to $1.40 billion from first quarter 2009, which reflects the acquisition of TriStone Community Bank in July 2009. The Company continues to maintain a high level of liquidity with average invested cash balances of $76.59 million in the first quarter.

First quarter 2010 interest expense was $7.99 million, a decrease of $2.44 million, or 23.37%, from the first quarter of 2009.  First quarter deposit costs decreased $2.07 million compared to the first quarter of 2009, while the average rate paid on interest bearing deposits decreased 71 basis points to 1.55%.  Compared to the first quarter of 2009, interest costs on borrowings decreased $372 thousand to $2.49 million, while the average balance decreased $31.56 million due to the redemption and restructuring of various wholesale borrowings.  The cost of interest bearing liabilities decreased 62 basis points during the first quarter of 2010 compared to the first quarter of 2009.  Average interest bearing liabilities increased $49.00 million, or 2.83%, compared with the first quarter of 2009, and included a decrease of $17.07 million in Federal Home Loan Bank (“FHLB”) borrowings.

Noninterest Income

During the first quarter of 2010, wealth management revenues decreased $99 thousand, or 10.06%, to $885 thousand.  Trust Division revenue was very strong in the prior year due to several estate settlements.  The Wealth Management Division reported $831 million in assets under management at March 31, 2010.  Service charges on deposit accounts were $2.99 million for the first quarter of 2010, a decrease of $165 thousand, or 5.23%, from the first quarter of 2009.  Insurance commissions were $2.20 million for the first quarter of 2010, a decrease of $116 thousand, or 5.01%, from the same period in 2009.

Noninterest Expenses

Noninterest expenses for the first quarter of 2010 increased $885 thousand, or 5.83%, from the first quarter of 2009.  The increase was primarily due to increased Federal Deposit Insurance Corporation (“FDIC”) deposit insurance premiums.  Salaries and employee benefits increased $103 thousand, or 1.31%, from the first quarter of 2009.  TriStone Community Bank branches accounted for an increase in salaries and employee benefits of $326 thousand.  The remainder of the Company showed an overall decrease in salaries and benefits of $223 thousand. Other operating expenses increased $187 thousand, or 4.30%, compared to the first quarter of 2009.  The efficiency ratio in the first quarter of 2010 was 54.53% compared to 58.25% in the first quarter of 2009.

Credit Quality

The Company’s loan quality measures at March 31, 2010, continue to compare favorably to the Company’s Federal Reserve peer group of bank holding companies with total assets between $1 and $3 billion. Total loan delinquencies of 30 days or more, including non-accrual loans, as a percent of total loans were 2.35% at March 31, 2010, compared to 4.57% for the Federal Reserve peer group at December 31, 2009. During the first quarter, non-accrual loans decreased $50 thousand from December 31, 2009. The ratio of allowance for loan losses as a percent of loans held for investment was 1.58% at March 31, 2010.

Non-performing assets remained stable at 0.97% of total assets at March 31, 2010, and non-performing loans as a percentage of loans held for investment was 1.26%, even with December 31, 2009.  The Federal Reserve peer group reported non-performing assets to total assets of 3.23% and non-performing loans to total loans held for investment of 3.49% at December 31, 2009.

Balance Sheet

Consolidated assets were $2.28 billion at March 31, 2010.  Total stockholders’ equity for the Company was $262.76 million, resulting in a book value per common share outstanding of $14.78 at March 31, 2010, compared to $253.86 million and $14.29 per common share at December 31, 2009.   During the first quarter, the Company paid a $0.10 per share dividend on common shares.  2010 marks the Company’s 25th consecutive year of dividends to shareholders.

The Company will host an investor and media teleconference and webcast on Monday, April 26, 2010, at 11:00 a.m.  To access the teleconference, the toll-free number is (877) 407-8033.  Alternatively, individuals may listen to the live or archived webcast of the conference call.  To listen to the webcast, visit www.fcbinc.com and follow the link under the Current News Releases section.  The Company’s press release and financial summary will be available in this section, as well.  Copies of the Company’s first quarter 2009 earnings press release and financial summary will also be made available upon request via fax, email or postal service mail.  To request a copy, contact David D. Brown, Chief Financial Officer, at (276) 326-9000.

First Community Bancshares, Inc., headquartered in Bluefield, Virginia, is a $2.28 billion financial holding company and is the parent company of First Community Bank, N. A.  First Community Bank, N. A. operates through fifty-seven locations in the five states of Virginia, West Virginia, North Carolina, South Carolina, and Tennessee.  First Community Bank, N. A. offers wealth management services through its Trust & Financial Services Division and Investment Planning Consultants, Inc., a registered investment advisory firm which offers wealth management and investment advice.  The Company’s Wealth Management Division managed assets with a market value of $831 million at March 31, 2010.  First Community is also the parent company of GreenPoint Insurance Group, Inc., a full-service insurance agency headquartered in High Point, North Carolina, that operates eleven offices.  First Community Bancshares, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol, “FCBC”.  Additional investor information can be found on the Internet at www.fcbinc.com.

This news release may include forward-looking statements.  These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially.  These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.  Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

First Community Bancshares, Inc.
Condensed Consolidated Statements of Income

(Unaudited)	For the Quarter Ended
(In Thousands, Except Share and Per Share Data)	March 31,
	2010	2009
Interest Income
Interest and fees on loans held for investment	$21,354	$19,984
Interest on securities-taxable	3,786	5,164
Interest on securities-nontaxable	1,426	1,676
Interest on federal funds sold and deposits	46	39
Total interest income	26,612	26,863
Interest Expense
Interest on deposits	5,502	7,567
Interest on borrowings	2,491	2,863
Total interest expense	7,993	10,430
Net interest income	18,619	16,433
Provision for loan losses	3,665	2,087
Net interest income after provision for loan losses	14,954	14,346
Noninterest Income
Wealth management income	885	984
Service charges on deposit accounts	2,992	3,157
Other service charges and fees	1,281	1,178
Insurance commissions	2,201	2,317
Net impairment losses recognized in earnings	-	(209)
Security gains	250	411
Other operating income	969	579
Total noninterest income	8,578	8,417
Noninterest Expense
Salaries and employee benefits	7,969	7,866
Occupancy expense of bank premises	1,709	1,603
Furniture and equipment expense	904	938
Amortization of intangible assets	256	245
FDIC premiums and assessments	701	188
Merger-related expenses	-	1
Other operating expense	4,533	4,346
Total noninterest expense	16,072	15,187
Income before income taxes	7,460	7,576
Income tax expense	2,182	2,346
Net income	5,278	5,230
Dividends on preferred stock	-	571
Net income available to common shareholders	$5,278	$4,659
Per Share
Basic earnings per common share	$0.30	$0.40
Diluted earnings per common share	$0.30	$0.40
Weighted average shares outstanding:
Basic	17,765,556	11,567,769
Diluted	17,784,449	11,616,568
For the period:
Return on average assets	0.95%	0.87%
Return on average common equity	8.26%	10.61%
Cash dividends per common share	$0.10	$-

First Community Bancshares, Inc.
Condensed Quarterly Income/(Loss) Statements

	As of and for the Quarter Ended
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(In Thousands, Except Share and Per Share Data)	2010	2009	2009	2009	2009
Interest Income
Interest and fees on loans held for investment	$21,354	$22,085	$21,064	$19,571	$19,984
Interest on securities-taxable	3,786	4,190	4,562	5,177	5,164
Interest on securities-nontaxable	1,426	1,445	1,449	1,402	1,676
Interest on federal funds sold and deposits	46	32	55	39	39
Total interest income	26,612	27,752	27,130	26,189	26,863
Interest Expense
Interest on deposits	5,502	6,155	6,998	7,076	7,567
Interest on borrowings	2,491	2,635	2,596	2,792	2,863
Total interest expense	7,993	8,790	9,594	9,868	10,430
Net interest income	18,619	18,962	17,536	16,321	16,433
Provision for loan losses	3,665	6,996	3,418	2,552	2,087
Net interest income after provision for loan losses	14,954	11,966	14,118	13,769	14,346
Noninterest Income
Wealth management income	885	1,059	971	1,133	984
Service charges on deposit accounts	2,992	3,585	3,659	3,491	3,157
Other service charges and fees	1,281	1,248	1,156	1,133	1,178
Insurance commissions	2,201	1,465	1,567	1,639	2,317
Net impairment losses recognized in earnings	-	(44,067)	(30,811)	(3,776)	(209)
Securities gains (losses)	250	(14,603)	866	1,653	411
Acquisition gain	-	-	4,493	-	-
Other operating income	969	983	815	247	579
Total noninterest income	8,578	(50,330)	(17,284)	5,520	8,417
Noninterest Expense
Salaries and employee benefits	7,969	8,254	7,860	7,405	7,866
Occupancy expense of bank premises	1,709	1,687	1,266	1,333	1,603
Furniture and equipment expense	904	988	928	892	938
Amortization of intangible assets	256	277	262	244	245
FHLB debt prepayment fees	-	-	-	88	-
FDIC premiums and assessments	701	1,474	1,313	1,287	188
Merger-related expenses	-	146	1,505	74	1
Other operating expense	4,533	4,802	4,634	4,718	4,346
Total noninterest expense	16,072	17,628	17,768	16,041	15,187
Income (loss) before income taxes	7,460	(55,992)	(20,934)	3,248	7,576
Income tax expense (benefit)	2,182	(21,430)	(9,633)	843	2,346
Net income (loss)	5,278	(34,562)	(11,301)	2,405	5,230
Preferred dividends	-	-	1,011	578	571
Net income (loss) available to common shareholders	$5,278	$(34,562)	$(12,312)	$1,827	$4,659
Per Share
Basic EPS	$0.30	$(1.95)	$(0.71)	$0.14	$0.40
Diluted EPS	$0.30	$(1.95)	$(0.71)	$0.14	$0.40
Cash dividends per common share	$0.10	$-	$0.10	$0.20	$-
Weighted average shares outstanding:
Basic	17,765,556	17,687,413	17,427,434	12,696,202	11,567,769
Diluted	17,784,449	17,687,413	17,427,434	12,741,080	11,616,568

First Community Bancshares, Inc.
Reconciliation of GAAP Net Income to Core Earnings

(Unaudited)	Three Months Ended
(In Thousands, Except Per Share Data)	March 31,
	2010	2009

Net income, GAAP	$5,278	$5,230
Non-GAAP adjustments:
Security gains	(250)	(411)
Merger expenses	-	1
Other-than-temporary security impairments	-	209
Other non-core, non-recurring items	935	300
Total adjustments to core earnings	685	99
Tax effect	257	39
Core earnings, non-GAAP	$5,706	$5,290

Core return on average assets	1.03%	0.99%
Core return on average equity	8.93%	9.77%
Core diluted earnings per share	$0.32	$0.46

Efficiency Ratio Calculation

(Unaudited)	Three Months Ended
(In Thousands)	March 31,
	2010	2009

Noninterest expenses, GAAP	$16,072	$15,187
Non-GAAP adjustments:
Merger expenses	-	(1)
Other non-core, non-recurring items	(935)	(300)
Adjusted noninterest expenses	15,137	14,886

Net interest income, GAAP	18,619	16,433
Noninterest income, GAAP	8,578	8,417
Non-GAAP adjustments:
Tax-equivalency adjustment	813	916
Security gains	(250)	(411)
Other-than-temporary security impairments	-	209
Adjusted net interest and noninterest income	27,760	25,564

Efficiency Ratio	54.53%	58.23%

First Community Bancshares, Inc.
Quarterly Balance Sheets

	For the Quarter Ended
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars In Thousands)	2010	2009	2009	2009	2009

Cash and due from banks	$74,962	$97,641	$51,905	$116,095	$100,881
Interest-bearing deposits with banks	12,744	3,700	3,352	28,354	79
Securities available for sale	524,297	486,057	575,800	521,879	549,664
Securities held to maturity	7,155	7,454	7,452	7,725	8,471
Loans held for sale	1,494	11,576	4,376	802	1,445
Loans held for investment, net of unearned income	1,390,874	1,393,931	1,396,617	1,269,443	1,276,790
Less allowance for loan losses	21,956	21,725	17,444	16,678	16,555
Net loans	1,370,412	1,383,782	1,383,549	1,253,568	1,261,680
Premises and equipment	56,772	56,946	57,695	55,193	54,893
Other real estate owned	4,740	4,578	3,955	3,615	3,114
Interest receivable	8,630	8,610	9,046	8,934	8,848
Intangible assets	90,805	91,061	90,134	89,534	89,338
Other assets	130,017	135,049	115,453	118,313	122,173
Total Assets	$2,280,534	$2,274,878	$2,298,341	$2,203,210	$2,199,141
Deposits:
Demand	$205,810	$208,244	$198,107	$202,543	$207,947
Interest bearing demand	246,513	231,907	216,184	195,905	194,934
Savings	427,883	381,381	351,450	311,435	319,007
Time	775,405	824,428	896,716	837,475	861,556
Total Deposits	1,655,611	1,645,960	1,662,457	1,547,358	1,583,444
Interest, taxes and other liabilities	21,912	22,498	24,374	27,630	28,293
Securities sold under agreements to repurchase	144,381	153,634	147,042	153,804	153,824
FHLB and other indebtedness	195,873	198,924	198,932	190,863	215,870
Total Liabilities	2,017,777	2,021,016	2,032,805	1,919,655	1,981,431

Preferred stock, net of discount	-	-	-	40,525	40,471
Common stock	18,083	18,083	18,083	17,341	12,051
Additional paid-in capital	190,650	190,967	192,799	183,955	127,992
Retained earnings	71,857	68,355	102,920	116,997	118,021
Treasury stock, at cost	(9,342)	(9,891)	(12,768)	(13,712)	(14,453)
Accumulated other comprehensive loss	(8,491)	(13,652)	(35,498)	(61,551)	(66,372)
Total Stockholders' Equity	262,757	253,862	265,536	283,555	217,710
Total Liabilities and Stockholders' Equity	$2,280,534	$2,274,878	$2,298,341	$2,203,210	$2,199,141

Actual shares outstanding at period end	17,782,791	17,765,164	17,680,328	16,909,592	11,596,249
Book value per common share at period end	$14.78	$14.29	$15.02	$14.31	$15.20
Tangible book value per common share at period end (1)	$9.67	$9.16	$9.92	$9.02	$7.49

(1) Tangible book value per common share is defined as stockholders' equity less goodwill and other intangibles divided by common shares outstanding.

First Community Bancshares, Inc.
Selected Financial Information

	As of and for the Quarter Ended
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in Thousands)	2010	2009	2009	2009	2009
Summary of Loan Loss Experience
Allowance for loan losses:
Beginning balance	$21,725	$17,444	$16,678	$16,555	$15,978
Balance acquired	-	-	-	-	-
Provision for loan losses	3,665	6,996	3,418	2,552	2,087
Charge-offs	(3,732)	(2,954)	(2,990)	(2,681)	(1,730)
Recoveries	298	239	338	252	220
Net charge-offs	(3,434)	(2,715)	(2,652)	(2,429)	(1,510)
Ending balance	$21,956	$21,725	$17,444	$16,678	$16,555

Summary of Asset Quality
Nonaccrual loans	$17,477	$17,527	$12,278	$11,645	$10,628
Loans 90 days or more past due and still accruing	-	-	-	-	-
Total non-performing loans	17,477	17,527	12,278	11,645	10,628

Other real estate owned	4,740	4,578	3,955	3,615	3,114
Total non-performing assets	$22,217	$22,105	$16,233	$15,260	$13,742

Asset Quality Ratios
Non-performing loans as a percentage of loans held for investment	1.26%	1.26%	0.88%	0.92%	0.83%
Non-performing assets as a percentage of total assets	0.97%	0.97%	0.71%	0.69%	0.62%
Annualized net charge-offs as a percentage of average loans held for investment	1.00%	0.77%	0.77%	0.77%	0.47%
Allowance for loan losses as a percentage of loans held for investment	1.58%	1.56%	1.25%	1.31%	1.30%
Ratio of allowance for loan losses to non-performing loans	1.26	1.24	1.42	1.43	1.56

First Community Bancshares, Inc.
Nonaccrual Loan Detail

(Unaudited)	As of March 31, 2010
			Nonaccrual
	Loans	Nonaccrual	Loans to Loans
(Dollars in Thousands)	Outstanding	Loans	Outstanding
Commercial
Commercial & industrial	$106,377	$734	0.69%
Agriculture	1,279	-	0.00%
Total commercial	107,656	734	0.68%

Commercial real estate
Construction, land development & vacant land	113,139	3,961	3.50%
Non-owner occupied	163,909	1,597	0.97%
Owner occupied	187,466	3,571	1.90%
Farmland	39,659	10	0.03%
Total commercial real estate	504,173	9,139	1.81%

Consumer	60,643	108	0.18%

Residential real estate
Residential	537,436	5,627	1.05%
Multi-family	70,508	1,604	2.27%
Home equity lines	110,458	265	0.24%
Total residential	718,402	7,496	1.04%

Total loans	$1,390,874	$17,477	1.26%

First Community Bancshares, Inc.
Selected Financial Information

	As of and for the Quarter Ended
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in Thousands)	2010	2009	2009	2009	2009
Ratios
Return on average assets	0.95%	-5.99%	-2.15%	0.34%	0.87%
Return on average common equity	8.26%	-51.15%	-18.78%	3.82%	10.61%
Net interest margin	4.02%	3.92%	3.68%	3.62%	3.73%
Efficiency ratio for the quarter	54.53%	61.29%	59.40%	58.62%	58.23%
Efficiency ratio year-to-date	54.53%	59.10%	58.37%	58.43%	58.23%
Equity as a percent of total assets at end of period	11.52%	11.16%	11.55%	12.87%	9.90%
Average earning assets as a percentage of average total assets	87.31%	87.41%	87.14%	86.78%	86.68%
Average loans as a percentage of average deposits	85.08%	85.13%	83.25%	81.19%	82.83%

Average Balances
Investments	$481,116	$549,386	$536,485	$564,934	$521,776
Loans	1,395,669	1,406,497	1,362,603	1,269,584	1,292,179
Earning assets	1,960,511	2,001,576	1,978,626	1,892,403	1,887,583
Total assets	2,245,381	2,289,946	2,270,592	2,180,779	2,177,762
Deposits	1,640,424	1,652,082	1,636,744	1,563,640	1,560,109
Interest bearing deposits	1,441,359	1,452,369	1,437,763	1,361,970	1,360,798
Borrowings	340,720	346,990	347,292	359,628	372,282
Interest bearing liabilities	1,782,079	1,799,359	1,785,055	1,721,597	1,733,080
Equity	259,014	268,074	260,126	233,093	219,653
Tax equivalent net interest income	19,432	19,778	18,329	17,093	17,349

First Community Bancshares, Inc.
Consolidated Average Balance Sheets, Yields, and Rates

	Three Months Ended March 31,
	2010			2009
			Yield/			Yield/
	Average	Interest	Rate	Average	Interest	Rate
(Unaudited)	Balance	(1)	(1)	Balance	(1)	(1)
	(Dollars in Thousands)
Earning assets
Loans held for investment (2)	$1,395,669	$21,398	6.22%	$1,292,179	$19,997	6.28%
Securities available for sale	481,116	5,833	4.92%	513,300	7,571	5.98%
Held to maturity securities	7,139	148	8.41%	8,473	172	8.23%
Interest bearing deposits with banks	76,587	46	0.24%	73,628	39	0.21%
Total earning assets	1,960,511	$27,425	5.67%	1,887,580	$27,779	5.97%
Other assets	284,870			290,182
Total	$2,245,381			$2,177,762
Interest bearing liabilities
Interest bearing demand deposits	$236,484	$200	0.34%	$190,215	$79	0.17%
Savings deposits	413,037	831	0.82%	312,563	656	0.85%
Time deposits	791,838	4,471	2.29%	858,020	6,832	3.23%
Retail repurchase agreements	91,976	276	1.22%	106,469	390	1.49%
Wholesale repurchase agreements	50,000	463	3.76%	50,000	510	4.14%
FHLB borrowings & other long-term debt	198,744	1,752	3.58%	215,813	1,963	3.69%
Total interest-bearing liabilities	1,782,079	7,993	1.82%	1,733,080	10,430	2.44%
Noninterest bearing demand deposits	199,065			199,311
Other liabilities	5,223			25,718
Stockholders' equity	259,014			219,653
Total	$2,245,381			$2,177,762
Net interest income		$19,432			$17,349
Net interest rate spread (3)			3.85%			3.53%
Net interest margin (4)			4.02%			3.73%

(1)	Fully taxable equivalent at the rate of 35%.
(2)	Non-accrual loans are included in average balances outstanding but with no related interest income during the period of non-accrual.
(3)	Represents the difference between the yield on earning assets and cost of funds.
(4)	Represents tax equivalent net interest income divided by average earning assets.